UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 15, 2007

DOCUMENT SCIENCES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-20981 (Commission File Number)	33-0485994 (IRS Employer Identification No.)

5958 Priestly Drive Carlsbad, California (Address of Principal Executive Offices)	92008 (Zip Code)

Registrant's telephone number, including area code: (760) 602-1400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

On May 15, 2007, Document Sciences Corporation issued a press release to report its financial results for the first fiscal quarter of 2007. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
99.1	Press release, dated May 15, 2007, reporting Document Sciences Corporation's financial results for the first fiscal quarter of 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUMENT SCIENCES CORPORATION

Date: May 15, 2007	By:	/s/ John L. McGannon

Name: John L. McGannon Its: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press release, dated May 15, 2007, reporting Document Sciences Corporation's financial results for the first fiscal quarter of 2007.